UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 1, 2026
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The Baldwin Insurance Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-39095	61-1937225
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File No.)	Identification No.)
4211 W. Boy Scout Blvd., Suite 800, Tampa, Florida 33607
(Address of principal executive offices) (Zip code)
(Registrant's telephone number, including area code): (866) 279-0698
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	BWIN	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
As previously announced, The Baldwin Insurance Group, Inc., a Delaware corporation (the “Company”), Red Rock Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub I”), Red Rock Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub II”), Cobbs Allen Capital Holdings, LLC, a Delaware limited liability company (the “Seller”), CAH Holdings, Inc., a Delaware corporation (“CAH Holdings”) and the Seller Representatives named therein, entered into a Transaction Agreement (as may be amended, modified or supplemented from time to time, the “Transaction Agreement”) pursuant to which, subject to the terms and conditions of the Transaction Agreement, Seller agreed to sell, and the Company agreed to purchase, the business of Seller (the “Transaction”).
On January 1, 2026 (the “Closing Date”), the Company consummated the Transaction (the “Closing”) and, in connection therewith, entered into certain additional agreements contemplated by the Transaction Agreement and related arrangements, as described below.
Item 1.01 Entry into a Material Definitive Agreement.
Voting Agreement
On the Closing Date, pursuant to the Transaction Agreement, the Company entered into a voting agreement (the “Voting Agreement”) with certain direct owners of the Seller (the “Seller Group”).
Pursuant to the Voting Agreement, until the date that is the earlier of (a) the sixth anniversary of the Closing Date and (b) such time as certain owners of the Seller and their respective permitted transferees no longer own (after giving effect to any additional shares of the Company acquired in open market transactions by such owners) at least 50% of the Equity Consideration (as defined below in Item 2.01) issued by the Company to such owners at the Closing (as adjusted as provided therein), the Company agreed to take all actions reasonably necessary to cause (i) one nominee designated by the Seller Group (the “Seller Director”) to be appointed as a Class III director on the Company’s board of directors (the “Board”) and (ii) one representative designated by the Seller Group to be appointed as an observer on the Board (the “Board Observer”), in each case on the terms and subject to the conditions of the Voting Agreement. In connection with the Closing, the Seller Group designated Paul Sparks as the Seller Director and Grantland Rice IV as the Board Observer in accordance with the Voting Agreement.
Amendment to Credit Agreement
On January 2, 2026 (the “Financing Closing Date”), The Baldwin Insurance Group Holdings, LLC (“Baldwin Holdings”), the operating company and direct subsidiary of the Company, as borrower, entered into an amendment to the Credit Agreement (as defined below) (the “Credit Agreement Amendment”) with JPMorgan Chase Bank, N.A., as administrative agent (the “Agent”), certain material subsidiaries of Baldwin Holdings (together with Baldwin Holdings, the “Loan Parties”), as guarantors, and the several banks, financial institutions, institutional investors and other entities party thereto as lenders and letter of credit issuers, pursuant to which that certain Amended and Restated Credit Agreement, dated as of May 24, 2024, among the Loan Parties, the Agent and the several banks, financial institutions, institutional investors and other entities from time to time party thereto as lenders and letter of credit issuers (the “Credit Agreement”), was amended to, among other things, provide for $600 million of incremental term B loans (the “New Term Loans”), increasing the aggregate principal amount of outstanding term loans under the Credit Agreement to approximately $1,601 million. The New Term Loans were funded on the Financing Closing Date, and Baldwin Holdings intends to use the net proceeds thereof to (i) to finance or refinance the Cash Consideration (as defined in the Transaction Agreement) paid in connection with the Transaction, (ii) for general corporate purposes, including other Permitted Acquisitions (as defined in the Credit Agreement) and the repayment of any outstanding borrowings under the Company’s revolving credit facilities and (iii) to pay fees and expenses incurred in connection with the foregoing.
The New Term Loans are subject to the same terms to which the existing term loans were subject under the Credit Agreement.
The foregoing descriptions of the Voting Agreement and the Credit Agreement Amendment are only a summary and are qualified in their entirety by reference to the complete text of the Voting Agreement and the Credit Agreement Amendment, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.
Item 2.01 Completion of Acquisition or Disposition of Assets.
On the Closing Date, the Company completed the previously announced Transaction pursuant to the Transaction Agreement.

Pursuant to the Transaction Agreement, (a) Red Rock Merger Sub I, Inc. merged with and into CAH Holdings, Inc., with CAH Holdings, Inc. surviving such merger as a wholly owned subsidiary of the Company, (b) the surviving corporation then merged with and into Red Rock Merger Sub II, LLC, with Red Rock Merger Sub II, LLC surviving such merger as a wholly owned subsidiary of the Company (thereafter changing its name to CAH Holdings, LLC), and (c) the Company purchased from the Seller (i) all of the outstanding equity interests in each of CACH Acquisition, LLC and CAC Group Life, LLC and (ii) 60.19% of the outstanding equity interests in CAC Holdings, LLC.
At the Closing, the aggregate consideration paid by the Company consisted of (a) $438.0 million in cash (subject to customary purchase price adjustments) and (b) 23,200,000 shares of the Company’s Class A common stock (the “Equity Consideration”), issued only to the Seller or its direct owners who qualify as accredited investors. The Transaction Agreement also provides for (i) up to $250.0 million of contingent consideration payable in cash based upon achievement of certain net commission and fee thresholds and (ii) $70.0 million payable in cash upon the fourth anniversary of the Closing Date, in each case, subject to the terms and conditions of the Transaction Agreement.
The foregoing description of the Transaction Agreement is only a summary and is qualified in its entirety by reference to the complete text of the Transaction Agreement, which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 2, 2025, and is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure contained in Item 1.01 above with respect to the Credit Agreement Amendment is hereby incorporated by reference into this Item 2.03.
Item 3.02 Unregistered Sales of Equity Securities.
The disclosure contained in Item 2.01 above with respect to the issuance of the Equity Consideration is hereby incorporated by reference into this Item 3.02.
In addition, as of the Closing Date, pursuant to the Company’s other pending acquisition agreements previously disclosed in the Company’s Current Report on Form 8-K filed on December 2, 2025 (the “Acquisition Agreements”), the Company issued an aggregate of 23,951,021 shares of Class A common stock pursuant to the terms of the Acquisition Agreements.
The Company offered such equity to the respective parties in reliance on the exemption from registration under the Securities Act provided by Section 4(a)(2) thereof as a transaction by an issuer not involving any public offering. Under the Transaction Agreement and applicable Acquisition Agreement, the respective sellers have each represented that such seller is an “accredited investor” as defined in Rule 501(a) under the Securities Act and that each is acquiring such equity for investment purposes and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In connection with the Closing and pursuant to the Voting Agreement, effective immediately following the Closing, Paul Sparks was appointed as a Class III director to the Board as the Seller Director.
Mr. Paul Sparks was a co-founder of Seller and served as the Executive Chairman of the Seller through the Closing Date, a position held since the Seller’s inception in 2019. Previously, from 2010 to 2019, Mr. Sparks served as a member of the board of the Georgia State University Risk Management Foundation, a public foundation founded to support programs of the Georgia State University Department of Risk Management & Insurance. From 1998 to 2019, Mr. Sparks served as an Executive at McGriff, Seibels & Williams Inc., an insurance brokerage firm (“McGriff”), and was the founder of McGriff’s financial services practice prior to McGriff’s sale to BB&T Insurance Services (now Truist). Prior to such role, Mr. Sparks served as an Executive Team Leader at Aon Plc, a global professional services firm, and as Underwriting Lead at Chubb, a global provider of insurance products. Mr. Sparks received a Bachelor of Business Administration in Finance from Georgia State University.
Mr. Sparks was appointed pursuant to the director nominee designation rights of the Seller Group under the Voting Agreement. Other than the Voting Agreement, there are no arrangements or understandings between Mr. Sparks and any other person pursuant to which Mr. Sparks was selected as a director.
Except for the transactions described under Items 1.01 and 2.01 of this Current Report on Form 8-K, there are no transactions in which the Company is a participant and in which Mr. Sparks has a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K.

Mr. Sparks entered into the Company’s standard indemnification and restrictive covenant agreements for directors and executive officers.
Note Regarding Forward-Looking Statements
This report contains statements by the Company that are not historical facts and are considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may address, among other things, the Company's prospects, plans, business strategy and expected financial and operational results. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. These statements are based on certain assumptions that the Company has made in light of its experience in its industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors that the Company believes are appropriate in these circumstances. These forward-looking statements reflect the Company's current expectations and beliefs regarding future developments and their potential effect on the Company. You should not rely on forward-looking statements because the Company's actual results may differ materially from those indicated by forward-looking statements as a result of a number of important factors. These factors include, but are not limited to: the Company's ability to successfully integrate businesses that it acquires, including the Seller, and to achieve the benefits it expects to realize as a result of such acquisitions; general economic and business conditions; the Company's business strategy for expanding its presence in its industry; the Company's expectations of revenue, operating costs and profitability; the Company's expectations regarding its strategy and investments; the potential adverse impact on the Company's financial condition and results of operations if it does not realize those expected benefits; liabilities of the businesses that it acquires that are not known to the Company; the Company's expectations regarding its business, including market opportunity, consumer demand and its competitive advantage; anticipated trends in the Company's financial condition and results of operations; the impact of competition and technological change; existing and future regulations affecting the Company's business; the Company’s ability to comply with the rules and regulations of the Securities and Exchange Commission (the “SEC”); and those other risks and uncertainties discussed in the reports the Company has filed with the SEC, including the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Forward-looking statements speak only as of the date they are made.
Although the Company believes the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. Moreover, neither the Company nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. The Company undertakes no obligation to update any of these forward-looking statements after the date of this report to conform them to actual results or revised expectations, except as required by law.
Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.
The historical audited financial statements of Cobbs Allen Capital Holdings, LLC as of and for the years ended December 31, 2024 and 2023, as well as the accompanying notes thereto and the related Report of Independent Auditors issued by PricewaterhouseCoopers LLP dated December 15, 2025, are filed as Exhibit 99.1 hereto and incorporated herein by reference.
The historical unaudited financial statements of Cobbs Allen Capital Holdings, LLC as of September 30, 2025 and for the nine months ended September 30, 2025 and 2024, as well as the accompanying notes thereto, are filed as Exhibit 99.2 hereto and incorporated herein by reference.
(b) Pro forma financial information.
The unaudited pro forma condensed combined statements of income (loss) of the Company for the year ended December 31, 2024 and the nine months ended September 30, 2025, and the unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2025, and the notes related thereto, are filed as Exhibit 99.3 hereto and are incorporated herein by reference. The unaudited pro forma condensed combined financial information combines, among other adjustments, the Company’s financial statements with Cobbs Allen Capital Holdings, LLC’s financial statements.

(d) Exhibits.

Exhibit No.	Description
10.1*	Voting Agreement, dated January 1, 2026, by and among The Baldwin Insurance Group, Inc. and the seller parties thereto
10.2
Amendment No. 4 to Amended and Restated Credit Agreement, dated as of January 2, 2026, by and among The Baldwin Insurance Group Holdings, LLC, the Guarantors party thereto and JPMorgan Chase Bank, N.A., as administrative agent

23.1	Consent of PricewaterhouseCoopers LLP
99.1	Audited financial statements of Cobbs Allen Capital Holdings, LLC as of and for the years ended December 31, 2024 and 2023
99.2	Unaudited financial statements of Cobbs Allen Capital Holdings, LLC as of September 30, 2025 and for the nine months ended September 30, 2025 and 2024
99.3	Unaudited pro forma condensed combined financial information for The Baldwin Insurance Group, Inc. as of and for the nine months ended September 30, 2025 and for the year ended December 31, 2024
104	Cover Page Interactive Data File (embedded within the inline XBRL document)
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* Schedules (or similar attachments) have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Baldwin Insurance Group, Inc.

Date: January 2, 2026	By:	/s/ Bradford L. Hale
		Name:	Bradford L. Hale
		Title:	Chief Financial Officer